ALPINE GLOBAL CONSUMER GROWTH FUND
A SERIES OF ALPINE EQUITY TRUST

SUPPLEMENT DATED DECEMBER 19, 2014
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2014

On December 18, 2014, the Board of Trustees (the “Board”) of the Alpine Global Consumer Growth Fund (the “Fund”), a series of Alpine Equity Trust (the “Trust”) has determined that it is in the best interests of the Fund and its respective shareholders to terminate and wind up the Fund.

Consummation of the termination and winding up of the Fund will be subject to receipt of approval, at a meeting of shareholders called for the purpose of voting thereon (the “Special Meeting”), by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the Trust’s Declaration of Trust, dated October 26, 1988, as amended, and the Investment Company Act of 1940, as amended.  The Special Meeting is expected to occur in the first quarter of 2015.  If approved by shareholders, the Fund is expected to cease operations shortly after the Special Meeting.

Alpine Woods Capital Investors, LLC, the Fund’s investment adviser, will bear all of the expenses associated with the Special Meeting, including, among other things, legal fees for the preparation and filing of the proxy materials, the mailing of proxy materials and other solicitation expenses.

Effective as of the date of this supplement, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other Alpine mutual funds.  Shareholders may exchange their Fund shares for shares of the same class of any other fund in the Alpine family without redemptions fees as described in the Fund’s Prospectus.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share.  Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

Shareholders should consult with their tax adviser about any tax consequence as a result of the liquidation.

This supplement does not constitute a solicitation of any vote or approval.  Any such solicitation will be made by a proxy statement containing important information about the Fund and the liquidation, which investors are urged to read carefully in its entirety when it becomes available.  When available, the proxy statement and any other relevant documents will be accessible, free of charge, on the SEC’s website at www.sec.gov, or by calling 1-888-785-5578.

Please retain this Supplement for future reference.